                                  VAN KAMPEN
                               LIMITED MATURITY
                                GOVERNMENT FUND

                              Semi-Annual Report
                                 June 30, 1998



                           [PHOTOGRAPH APPEARS HERE]


                                  VAN KAMPEN
                                     FUNDS

                               Table of Contents

Letter to Shareholders.............................................. 1

Performance Results................................................. 3

Glossary of Terms................................................... 4

Portfolio Management Review......................................... 5

Portfolio Highlights................................................ 7

Portfolio of Investments............................................ 8

Statement of Assets and Liabilities.................................10

Statement of Operations.............................................11

Statement of Changes in Net Assets..................................12

Financial Highlights................................................13

Notes to Financial Statements.......................................16

LTMG SAR 8/98

                            Letter to Shareholders

July 16, 1998

Dear Shareholder,
                             [PHOTO APPEARS HERE]
                     DENNIS J. MCDONNELL AND DON G. POWELL

     As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc.

     You can be assured that the change in your fund's name will not affect its management or daily operations. You will begin seeing the application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

Economic Review
     The U.S. economy continued to expand at a robust pace despite a deepening recession in Asia. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators has forecasted a slowdown in economic growth for later this year.

     Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.

     While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

Market Review
     Domestic fixed-income securities benefited from a global flight to quality by investors--caused by turmoil in Asia and by the growing perception that the domestic economy was slowing. After starting the year at 5.92 percent, the yield on the 30-year Treasury benchmark bond rose to over 6.00 percent during the spring amid signs that some Asian economies were beginning to recover. When weakness in the Japanese yen undercut that recovery, U.S. bond prices surged, causing long-term government yields to fall to 5.62 percent by the end of the reporting period.





                                       1                   Continued on page two

     While all sectors of the domestic fixed-income market posted positive returns, strength was concentrated among longer-term, higher-quality issues. For the six months of 1998, long-term government bonds gained 6.27 percent, compared to 4.51 percent for high-yield corporate bonds.

Outlook
     We believe economic growth is likely to moderate in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not slow economic activity enough to counteract the inflationary pressures building in the economy, we would expect the Federal Reserve to raise short-term interest rates by the end of the year.

     Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

/s/ Don G. Powell                               /s/ Dennis J. McDonnell

Don G. Powell                                   Dennis J. McDonnell
Chairman                                        President
Van Kampen Asset Management Inc.                Van Kampen Asset Management Inc.

             Performance Results for the Period Ended June 30, 1998
                  Van Kampen Limited Maturity Government Fund

                                              A Shares    B Shares   C Shares
Total Returns
Six-month total return based on NAV/1/......     2.48%       2.08%       2.08%
Six-month total return/2/...................     (.85%)      (.91%)      1.08%
One-year total return/2/....................     2.36%       2.06%       4.07%
Five-year average annual total return/2/....     3.85%       3.74%       3.75%
Ten-year average annual total return/2/.....     5.69%        N/A         N/A
Life-of-Fund average annual total return/2/.     5.51%       3.62%       3.74%
Commencement date........................... 06/16/86    11/05/91     5/10/93

Distribution Rate and Yield
Distribution Rate/3/........................     5.25%       4.63%       4.63%
SEC Yield/4/................................     4.81%       4.12%       4.09%

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The value of debt securities will fluctuate with changes in market conditions and interest rates, and the principal value and investment return of Fund shares will vary. Securities which are issued by private issuers may involve greater risk than those issued directly by the U.S. Government, its agencies, or its instrumentalities.

Market forecasts provided in this report may not necessarily come to pass.

                               Glossary of Terms

Basis point: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

Duration: A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

Federal funds rate: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

Federal Reserve Board (the Fed): The governing body of the Federal Reserve
  System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

Inflation: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

Mortgage-backed securities: Securities backed by pools of similar mortgages.
  These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

Net asset value (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

Yield: The annual rate of return on an investment, usually expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

Yield curve: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little differences between short- and long-term interest rates.

                          Portfolio Management Review
                  Van Kampen Limited Maturity Government Fund

We recently spoke with the management team of the Van Kampen Limited Maturity Government Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Ted V. Mundy, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the reporting period ended June 30, 1998.

Q How would you describe the market in which the Fund operated during the reporting period?
A    During the first six months of 1998, we witnessed a continuation of the late-1997 dual scenario of strong domestic economic growth and the looming Asian currency crisis. Despite rapid economic growth, the impact from Asia tempered inflation and largely kept the Federal Reserve Board at bay. Although Fed meetings during the period resulted in no change to the federal funds rate, members intermittently appeared ready and willing to increase rates if necessary. At the same time, a strong employment rate and solid wage gains contributed to strength in consumer consumption and spending, although faltering production and excess inventories due to a strong dollar and decreased Asian demand for exports indicate a potential moderation in economic growth.

     In the fixed-income market, the first quarter bore witness to a bond rally as the five-year yield fell from 5.75 to 5.22 percent. As investors sought investments that were safe from international volatility, they rushed to U.S. Treasury bonds, which placed downward pressure on the yields that lasted for most of the period. As Treasury yields fell and consumer spending rose, the mortgage-backed sector operated in an environment of increased prepayments, which nearly reached historically high levels. Even so, mortgages were able to perform respectably well, thanks to ever-present demand from government agencies.

Q    How did you position the Fund in reaction to market conditions?
A    Early in the year, we increased the Fund's mortgage exposure from 45 percent to as high as 52 percent based on indications of rising interest rates and indications of value in the mortgage market. After the move to higher yields, however, we revised our perspective to a more constructive market outlook and subsequently lowered the allocation in mortgage--backed securities to approximately 40 percent of the portfolio. Among the Fund's mortgage-backed securities, we maintained a focus on minimizing the portfolio's exposure to prepayment risk. Securities with high coupons--generally at or above eight percent--were especially at risk in the first few months of the year. Consequently, we structured the portfolio with lower-coupon mortgages.

     The remainder of the Fund's assets were invested in Treasuries and cash. At the beginning of the reporting period, the Fund's Treasury allocation was predominantly in two- and five-year securities. However, as the yield curve continued to flatten, we moved toward the two-year sector because we felt there was little value to be found in the middle part of the curve.

     As rates began to rise following the bond rally in January, we reduced the portfolio's duration to more neutral levels, but extended it somewhat in mid-April. Adjustments in the duration are instituted when we feel there is value to be captured; however, our management objective of a consistent risk profile and a competitive dividend stream is always our priority. At the end of the period, the Fund's duration was 2.1 years. Please refer to page seven for additional Fund portfolio highlights.

Q    How did the Fund perform during the reporting period?
A    For the six-month period ended June 30, 1998, the Limited Maturity
Government Fund generated a total return of 2.48 percent/1/ (Class A shares at net asset value). Additionally, the Fund's Class A shares provided shareholders with a competitive distribution rate of 5.25 percent/3/, based upon the maximum offering price as of June 30, 1998, and a monthly dividend of $0.055 per Class A shares. By comparison, the Lehman Brothers Mutual Fund One- to Two-Year U.S. Government Index posted a total return of 2.93 percent for the same period. This broad-based, unmanaged index reflects the general performance of U.S. government securities. This index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For additional Fund performance results, please refer to the chart on page three.

Q    What is your outlook for the months ahead?
A    By the end of the second quarter, economic growth was showing signs of slowing down. We look for this trend to continue, particularly in light of a buildup in manufacturing inventories resulting from decreased demand for exports from Asia. We expect the bond market to be biased toward lower yields, at least in the near term. It is possible that long-term interest rates, as measured by 30-year Treasuries, could move back up to 6.0 percent, assuming that the Asian crisis eventually takes a back seat to the positive U.S. picture. If this happens, we would expect some movement from the Fed, although today's economic conditions make it difficult to imagine a rate hike before the third quarter.

     With strong consumer confidence, insignificant inflation, and low interest rates, the housing sector continues to forge ahead. Additionally, high employment rates and solid wage gains make housing affordable. With this in mind, we expect to operate the Fund in a constructive environment near term. As such, we will continue to judiciously monitor the portfolio's exposure to mortgage-backed securities with an eye toward the risk of increased prepayments.


/s/ Peter W. Hegel                                     /s/ Ted V. Mundy

Peter W. Hegel                                         Ted V. Mundy
Chief Investment Officer                               Portfolio Manager
Fixed Income Investments

                                       6      Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS
                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

COUPON DISTRIBUTION AS OF JUNE 30, 1998

[GRAPH APPEARS HERE]

   Percentage of
Long-Term Investments               Coupon Rate

29.7%                                  5-5.9
23.7%                                  6-6.9
19.0%                                  7-7.9
16.8%                                  8-8.9
 7.0%                                  9-9.9
 3.8%                                10 or more

PORTFOLIO COMPOSITION BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

[PIE CHART APPEARS HERE]

As of June 30, 1998

Asset-Backed Securities....24%
CMOs.......................18%
FNMA.......................18%
FHLMC......................17%
Treasury Notes.............13%
ARMs....................... 7%
GNMA....................... 3%

[PIE CHART APPEARS HERE]

As of December 31, 1997

Treasury Notes.............23%
CMOs.......................23%
Asset-Backed Securities....19%
FHLMC......................14%
FNMA.......................11%
ARMs....................... 7%
GNMA....................... 3%


DURATION

                    As of June 30, 1998         As of December 31, 1997
     Duration            2.1 years                    2.0 years

                           PORTFOLIO OF INVESTMENTS
                           June 30, 1998 (Unaudited)

===================================================================================================================
Par
Amount
(000)           Description                                         Coupon         Maturity            Market Value
-------------------------------------------------------------------------------------------------------------------
Adjustable Rate Mortgage-Backed Securities 6.8%
$      45       Federal Home Loan Mortgage
                Corp. Pools......................................   9.925%         02/01/18              $   45,457
    1,051       Federal National Mortgage Association
                Pools (a)........................................   7.546          03/01/19               1,085,882
    1,957       Federal National Mortgage Association
                Pools (a)........................................   7.599          09/01/19               2,012,493
                                                                                                        -----------
                     Total Adjustable Rate Mortgage-Backed Securities............................         3,143,832
                                                                                                        -----------

Asset Backed Securities 23.4%
    4,000       Deutsche Floorplan Master Trust (a)..............   5.856          02/15/01               4,002,240
    3,000       First USA Credit Card Master Trust...............   5.858          04/15/03               3,008,670
    3,748       PacificAmerica Home Equity Loan..................   5.916          12/25/27               3,745,417
                                                                                                        -----------
                     Total Asset Backed Securities...............................................        10,756,327
                                                                                                        -----------
Collateralized Mortgage Obligations 17.3%
    1,768       Federal Home Loan Mortgage Corp.
                (Floater) (a)....................................   6.088          04/15/99               1,768,846
    1,910       Federal Home Loan Mortgage Corp.
                (Floater) (a)....................................   6.188          04/15/20               1,916,551
    1,819       Federal National Mortgage Association
                (Floater) (a)....................................   6.388    06/25/18 to 02/25/21         1,821,883
    2,537       Saxon Mortgage Securities Corp...................   5.680          11/25/23               2,451,830
                                                                                                        -----------
                     Total Collateralized Mortgage Obligations...................................         7,959,110
                                                                                                        -----------
U.S. Government Agency Obligations 36.7%
    5,000       Federal Home Loan Mortgage Corp.
                (PAC) (a)........................................   6.250          07/15/18               5,034,750
      864       Federal Home Loan Mortgage Corp.
                15 Year Pools....................................   9.500          12/01/01                 906,194
    1,483       Federal Home Loan Mortgage Corp.
                30 Year Pools....................................   9.250          12/01/15               1,585,396
    2,077       Federal National Mortgage Association
                (PAC) (a)........................................   7.000          01/25/03               2,130,640
    3,161       Federal National Mortgage Association
                15 Year Pools (a)................................   7.000          10/01/09               3,226,729
    1,527       Federal National Mortgage Association
                30 Year Pools....................................   8.500    05/01/21 to 04/01/25         1,594,678



                                       8       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

===================================================================================================
Par
Amount
(000)       Description                                  Coupon        Maturity        Market Value
---------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations (Continued)
$   335  Federal National Mortgage Association
         30 Year Pools..................................  9.500%   07/01/11 to 08/01/21 $   361,201
    637  Federal National Mortgage Association
         30 Year Pools.................................. 10.000          05/01/21           697,168
    101  Government National Mortgage
         Association 30 Year Pools......................  8.500    06/15/16 to 01/15/17     106,898
    204  Government National Mortgage
         Association 30 Year Pools......................  9.500    03/15/16 to 01/15/19     222,893
    442  Government National Mortgage
         Association 30 Year Pools...................... 10.000    03/15/16 to 04/15/19     489,032
    243  Government National Mortgage
         Association 30 Year Pools...................... 10.500    05/15/13 to 02/15/18     271,211
    197  Government National Mortgage
         Association 30 Year Pools...................... 11.000          11/15/18           223,238
                                                                                        -----------
                 Total U.S. Government Agency Obligations............................    16,850,028
                                                                                        -----------
U.S. Government Obligations  12.5%
  5,500  United States Treasury Notes (a)...............  8.500          02/15/00         5,754,210
                                                                                        -----------
Total Long-Term Investments  96.7%
(Cost $44,057,374)...................................................................    44,463,507

Repurchase Agreement  3.0%
BA Securities ($1,380,000 par, collateralized by U.S.
Government obligations in a pooled cash account,
dated 06/30/98, to be sold on 07/01/98 at $1,380,232) (Cost $1,380,000)..............     1,380,000
                                                                                        -----------
Total Investments  99.7%
(Cost $45,437,374)...................................................................    45,843,507

Other Assets in Excess of Liabilities  0.3%..........................................       141,948
                                                                                        -----------
Net Assets  100.0%...................................................................   $45,985,455
                                                                                        ===========

PAC -- Planned Amortization Classes
(a) Assets segregated as collateral for open forward commitments and open futures transactions.

                                       9       See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 1998 (Unaudited)

==================================================================================================
Assets:
Total Investments (Cost $45,437,374)...............................................    $45,843,507
Cash...............................................................................            997
Receivables:
  Interest.........................................................................        632,142
  Fund Shares Sold.................................................................         51,837
  Variation Margin on Futures......................................................          3,417
Forward Commitments................................................................         16,282
Other..............................................................................         45,230
                                                                                       -----------
     Total Assets..................................................................     46,593,412
                                                                                       -----------
Liabilities:
Payables:
  Investments Purchased............................................................        287,835
  Income Distributions.............................................................         81,368
  Distributor and Affiliates.......................................................         46,059
  Investment Advisory Fee..........................................................         19,040
Trustees' Deferred Compensation and Retirement Plans...............................        123,616
Accrued Expenses...................................................................         50,039
                                                                                       -----------
     Total Liabilities.............................................................        607,957
                                                                                       -----------
Net Assets.........................................................................    $45,985,455
                                                                                       ===========
Net Assets Consist of:
Capital............................................................................    $54,839,032
Net Unrealized Appreciation........................................................        425,542
Accumulated Distributions in Excess of Net Investment Income.......................        (83,169)
Accumulated Net Realized Loss......................................................     (9,195,950)
                                                                                       -----------
Net Assets.........................................................................    $45,985,455
                                                                                       ===========
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $31,309,595 and 2,574,529 shares of beneficial interest issued and outstanding)    $     12.16

    Maximum sales charge (3.25%* of offering price)................................            .41
                                                                                       -----------
    Maximum offering price to public...............................................    $     12.57
                                                                                       ===========
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $12,039,019 and 987,308 shares of beneficial interest issued and outstanding)..    $     12.19
                                                                                       ===========
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $2,636,841 and 216,474 shares of beneficial interest issued and outstanding)...    $     12.18
                                                                                       ===========

*On sales of $25,000 or more, the sales charge will be reduced.

                                     10        See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
               For the Six Months Ended June 30, 1998 (Unaudited)

========================================================================================
Investment Income:
Interest....................................................................  $1,581,490
                                                                              ----------
Expenses:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $37,656, $69,798 and $18,751, respectively)...............................     126,205
Investment Advisory Fee.....................................................     121,758
Shareholder Services........................................................      46,814
Registration and Filing Fees................................................      36,245
Accounting..................................................................      29,637
Shareholder Reports.........................................................      21,834
Trustees' Fees and Expenses.................................................      14,223
Custody.....................................................................       2,432
Legal.......................................................................       1,810
Other.......................................................................      25,616
                                                                              ----------
     Total Expenses.........................................................     426,574
                                                                              ----------
Net Investment Income.......................................................  $1,154,916
                                                                              ==========
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments...............................................................  $   (7,533)
  Futures...................................................................     (36,967)
  Forwards..................................................................     117,910
                                                                              ----------
Net Realized Gain...........................................................      73,410
                                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................................     453,759
                                                                              ----------
  End of the Period:
    Investments.............................................................     406,133
    Futures.................................................................       3,127
    Forwards................................................................      16,282
                                                                              ----------
                                                                                 425,542
                                                                              ----------
Net Unrealized Depreciation During the Period...............................     (28,217)
                                                                              ----------
Net Realized and Unrealized Gain............................................  $   45,193
                                                                              ==========
Net Increase in Net Assets From Operations..................................  $1,200,109
                                                                              ==========

                                      11       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                  For the Six Months Ended June 30, 1998 and
                 the Year Ended December 31, 1997 (Unaudited)

======================================================================================================================
                                                                           Six Months Ended                 Year Ended
                                                                              June 30, 1998          December 31, 1997
----------------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...........................................               $  1,154,916               $  3,271,677
Net Realized Gain/Loss..........................................                     73,410                   (147,652)
Net Unrealized Appreciation/Depreciation During the Period......                    (28,217)                   184,520
                                                                               ------------               ------------

Change in Net Assets from Operations............................                  1,200,109                  3,308,545
                                                                               ------------               ------------

Distributions from Net Investment Income........................                 (1,175,117)                (3,115,620)
Distribution in Excess of Net Investment Income.................                    (83,169)                       -0-
                                                                               ------------               ------------

Distributions from and in Excess of
  Net Investment Income*........................................                 (1,258,286)                (3,115,620)
                                                                               ------------               ------------

Net Change in Net Assets from
  Investment Activities.........................................                    (58,177)                   192,925
                                                                               ------------               ------------

From Capital Transactions:
Proceeds from Shares Sold.......................................                 12,836,569                 40,769,266
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................................                    765,152                  1,972,876
Cost of Shares Repurchased......................................                (27,318,127)               (50,576,668)
                                                                               ------------               ------------

Net Change in Net Assets from
  Capital Transactions..........................................                (13,716,406)                (7,834,526)
                                                                               ------------               ------------
Total Decrease in Net Assets....................................                (13,774,583)                (7,641,601)
Net Assets:
Beginning of the Period.........................................                 59,760,038                 67,401,639
                                                                               ------------               ------------

End of the Period (Including accumulated undistributed
  net investment income of $(83,169) and
  $20,201, respectively)........................................               $ 45,985,455               $ 59,760,038
                                                                               ============               ============

                                                                           Six Months Ended                 Year Ended
*Distributions by Class                                                       June 30, 1998          December 31, 1997
----------------------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares................................................               $   (846,127)              $ (2,049,150)
  Class B Shares................................................                   (324,529)                  (875,834)
  Class C Shares................................................                    (87,630)                  (190,636)
                                                                               ------------               ------------
                                                                               $ (1,258,286)              $ (3,115,620)
                                                                               ============               ============


                                       12      See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

==================================================================================================================
                                                                                  Year Ended December 31,
                                                    Six Months Ended     -----------------------------------------
Class A Shares                                     June 30, 1998 (a)        1997       1996       1995        1994
------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period........................            $12.191     $12.151    $ 12.41    $ 11.90     $ 12.42
                                                             -------     -------    -------    -------     -------
  Net Investment Income..........................               .304        .685       .627        .67         .50
  Net Realized and Unrealized
    Gain/Loss....................................              (.004)       .015      (.226)     .4888      (.4817)
                                                             -------     -------    -------    -------     -------
Total from Investment Operations.................               .300        .700       .401     1.1588       .0183
Less Distributions from and in Excess of
  Net Investment Income..........................               .330        .660       .660      .6488       .5383
                                                             -------     -------    -------    -------     -------
Net Asset Value, End of the Period...............            $12.161     $12.191    $12.151    $ 12.41     $ 11.90
                                                             =======     =======    =======    =======     =======

Total Return* (b)................................               2.48%**     5.92%      3.34%      9.96%        .16%
Net Assets at End of the Period
  (In millions)..................................            $  31.3     $  39.4    $  40.2    $  45.4     $  41.2
Ratio of Expenses to
  Average Net Assets*............................               1.48%       1.32%      1.45%      1.45%       1.15%
Ratio of Net Investment Income to Average
  Net Assets*....................................               5.02%       5.68%      5.23%      5.47%       4.75%
Portfolio Turnover...............................                131%**      175%       260%       187%        161%
*If certain expenses had not been reimbursed by
Van Kampen, Total Return would have been lower
and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets..........                N/A         N/A       1.47%      1.50%       1.31%
Ratio of Net Investment Income to Average
  Net Assets.....................................                N/A         N/A       5.21%      5.42%       4.58%

**  Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
N/A= Not Applicable

                                       13      See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

=================================================================================================================
                                                                                  Year Ended December 31,
                                                   Six Months Ended      ----------------------------------------
Class B Shares                                    June 30, 1998 (a)      1997(a)   1996(a)    1995(a)        1994
-----------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period..........................           $12.220      $12.174   $ 12.43    $ 11.91     $ 12.43
                                                            -------      -------   -------    -------     -------
  Net Investment Income..........................              .260         .598      .550        .57         .42
  Net Realized and
    Unrealized Gain/Loss.........................             (.004)        .012     (.242)     .5028      (.4977)
                                                            -------      -------   -------    -------     -------
Total from Investment Operations.................              .256         .610      .308     1.0728      (.0777)
Less Distributions from and in
  Excess of Net Investment Income................              .282         .564      .564      .5528       .4423
                                                            -------      -------   -------    -------     -------
Net Asset Value, End of the Period...............           $12.194      $12.220   $12.174    $ 12.43     $ 11.91
                                                            =======      =======   =======    =======     =======
Total Return* (b)................................              2.08%**      5.08%     2.69%      9.09%      (.62%)
Net Assets at End of the
  Period (In millions)...........................           $  12.0      $  16.2   $  22.5    $  30.3     $  18.4
Ratio of Expenses to
  Average Net Assets*............................              2.24%        2.11%     2.19%      2.24%       1.91%
Ratio of Net Investment Income to Average
  Net Assets*....................................              4.28%        4.92%     4.50%      4.63%       3.99%
Portfolio Turnover...............................               131%**       175%      260%       187%        161%
*If certain expenses had not been reimbursed by
Van Kampen, Total Return would have been lower
and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets..........               N/A          N/A      2.22%      2.29%       2.08%
Ratio of Net Investment Income to Average
Net Assets.......................................               N/A          N/A      4.47%      4.59%       3.82%

**  Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
N/A= Not Applicable
                                               See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                    Six Months Ended            Year Ended December 31,
                                                                        ------------------------------------
Class C Shares                                     June 30, 1998 (a)    1997      1996     1995(a)      1994
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period...................................         $ 12.206   $12.162   $ 12.42   $ 11.90     $ 12.41
                                                           --------   -------   -------   -------     -------
  Net Investment Income...........................             .258      .597      .554       .57         .45
  Net Realized and Unrealized
    Gain/Loss.....................................            (.001)     .011     (.248)    .5028      (.5177)
                                                           --------   -------   -------   -------     -------
Total from Investment Operations..................             .257      .608      .306    1.0728      (.0677)
Less Distributions from and in Excess
  of Net Investment Income........................             .282      .564      .564     .5528       .4423
                                                           --------   -------   -------   -------     -------
Net Asset Value, End of the Period................         $ 12.181   $12.206   $12.162   $ 12.42     $ 11.90
                                                           ========   =======   =======   =======     =======
Total Return* (b).................................             2.08%**   5.17%     2.62%     9.10%       (.55%)
Net Assets at End of the Period
  (In millions)...................................         $    2.6   $   4.2   $   4.7   $   6.2     $   5.8
Ratio of Expenses to Average
  Net Assets*.....................................             2.24%     2.10%     2.20%     2.23%       1.90%
Ratio of Net Investment Income to
  Average Net Assets*.............................             4.26%     4.92%     4.48%     4.71%       3.98%
Portfolio Turnover................................              131%**    175%      260%      187%        161%

*If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets......................................              N/A       N/A      2.22%     2.27%       2.07%
Ratio of Net Investment Income to
  Average Net Assets..............................              N/A       N/A      4.45%     4.67%       3.81%

**Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
N/A= Not Applicable

                                     15        See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1998 (Unaudited)
================================================================================
1. Significant Accounting Policies
Van Kampen Limited Maturity Government Fund, formerly known as Van Kampen American Capital Limited Maturity Government Fund (the "Fund"), is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital by primarily investing in mortgage-related securities issued or guaranteed by an agency or instrumentality of the U.S. Government. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C shares commenced on November 5, 1991 and May 10, 1993, respectively.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

  The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities

                           June 30, 1998 (Unaudited)
================================================================================
are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $8,930,231 which will expire between December 31, 1999 and December 31, 2004. Net realized loss differs for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of the recognition of losses on futures contracts.

  At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $45,441,070; the aggregate gross unrealized appreciation is $473,405 and the aggregate gross unrealized depreciation is $51,559, resulting in unrealized appreciation including open future transactions and forward commitments of $421,846.

E. Distribution of Income and Gains--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly as follows:


                                                       % Per
Average Daily Net Assets                               Annum
============================================================
First $1 billion................................  .500 of 1%
Next $1 billion.................................  .475 of 1%
Next $1 billion.................................  .450 of 1%
Next $1 billion.................................  .400 of 1%
Over $4 billion.................................  .350 of 1%

                           June 30, 1998 (Unaudited)
================================================================================
  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $1,800 representing legal services provided by Skadden, Arps, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $29,600 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

  Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $37,300. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

  Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                           June 30, 1998 (Unaudited)
================================================================================
3. Capital Transactions
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At June 30, 1998, capital aggregated $41,716,010, $10,884,642 and $2,238,380 for Classes A, B and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                            Shares               Value
======================================================================
Sales:
  Class A.........................         606,554        $  7,393,657
  Class B.........................          80,357             982,876
  Class C.........................         365,039           4,460,036
                                       -----------        ------------
Total Sales.......................       1,051,950        $ 12,836,569
                                       ===========        ============

Dividend Reinvestment:
  Class A.........................          43,555        $    530,531
  Class B.........................          14,808             180,895
  Class C.........................           4,400              53,726
                                       -----------        ------------
Total Dividend Reinvestment.......          62,763        $    765,152
                                       ===========        ============

Repurchases:
  Class A.........................      (1,305,066)       $(15,965,708)
  Class B.........................        (431,140)         (5,266,905)
  Class C.........................        (498,569)         (6,085,514)
                                       -----------        ------------
Total Repurchases.................      (2,234,775)       $(27,318,127)
                                       ===========        ============

                           June 30, 1998 (Unaudited)
================================================================================
  At December 31, 1997, capital aggregated $49,757,530, $14,987,776 and
$3,810,132 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                          Shares          Value
================================================================================
Sales:
  Class A...........................................   2,697,413   $ 32,731,390
  Class B...........................................     186,057      2,257,587
  Class C...........................................     475,531      5,780,289
                                                      ----------   ------------
Total Sales.........................................   3,359,001   $ 40,769,266
                                                      ==========   ============
Dividend Reinvestment:
  Class A...........................................     108,340   $  1,315,537
  Class B...........................................      41,662        506,808
  Class C...........................................      12,383        150,531
                                                      ----------   ------------
Total Dividend Reinvestment.........................     162,385   $  1,972,876
                                                      ==========   ============
Repurchases:
  Class A...........................................  (2,886,550)  $(35,029,758)
  Class B...........................................    (752,883)    (9,146,731)
  Class C...........................................    (526,585)    (6,400,179)
                                                      ----------   ------------
Total Repurchases...................................  (4,166,018)  $(50,576,668)
                                                      ==========   ============

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                            Contingent Deferred
                                                                Sales Charge
                                                            -------------------
Year of Redemption                                           Class B    Class C
===============================================================================
First.......................................................  3.00%      1.00%
Second......................................................  2.50%       None
Third.......................................................  2.00%       None
Fourth......................................................  1.00%       None
Fifth and Thereafter........................................   None       None


                           June 30, 1998 (Unaudited)
================================================================================

     For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $4,000 and CDSC on redeemed shares of approximately $5,900. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $65,773,203 and $89,110,875, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived'' from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures or forward contract. In these situations, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

A. Futures Contracts--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                           June 30, 1998 (Unaudited)
================================================================================
     Transactions in futures contracts for the six months ended June 30, 1998, were as follows:


                                                                      Contracts
================================================================================
Outstanding at December 31, 1997.................................            10
Futures Opened...................................................           340
Futures Closed...................................................          (303)
                                                                        -------
Outstanding at June 30, 1998.....................................            47
                                                                        =======


     The futures contracts outstanding as of June 30, 1998, and the description and unrealized appreciation are as follows:

                                                                      Unrealized
                                                        Contracts   Appreciation
================================================================================
Long Contracts--5 Year U.S. Treasury Note Futures
  September 1998 (Current notional
  value $109,688 per contract)..............................  47          $3,127
                                                              ==        ========

B. Forward Commitments--The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase and is included in the portfolio of investments. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income at the end of the extension period. In addition, the Fund may occasionally close such forward commitments prior to delivery. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

                           June 30, 1998 (Unaudited)
================================================================================

The forward commitments outstanding as of June 30, 1998, for which settlement is not intended, and the descriptions and unrealized appreciation are as follows:


Par
Amount                                                     Current    Unrealized
(000)     Description                      Expiration        Value  Appreciation
================================================================================
Long Contracts:
$ 15,500  U.S. Treasury Note July
          Forward, 8.875%..................  07/31/98  $16,383,965       $13,487

   1,500  FNMA August 15-Year Dwarf
          Forward, 6.00%...................  08/18/98    1,483,538         1,350

Short Contracts:

   3,100  FNMA July 15-Year Dwarf
          Forward, 7.00%...................  07/20/98    3,157,164         1,445
                                                                        --------
                                                                        $ 16,282
                                                                        ========

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS)is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

     A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans'). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1998, are payments retained by Van Kampen of approximately $67,200.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic

  Aggressive Equity
  Aggressive Growth
  American Value
  Comstock
  Emerging Growth
  Enterprise
  Equity Growth
  Equity Income
  Growth
  Growth and Income
  Harbor
  Pace
  Real Estate Securities
  U.S. Real Estate
  Utility
  Value

International/Global

  Asian Growth
  Emerging Markets
  Global Equity
  Global Equity Allocation
  Global Managed Assets
  International Magnum
  Latin American

FIXED-INCOME FUNDS

Income

  Corporate Bond
  Global Fixed Income
  Global Government Securities
  Government Securities
  High Income Corporate Bond
  High Yield
  High Yield & Total Return
  Limited Maturity Government
  Short-Term Global Income
  Strategic Income
  U.S. Government
  U.S. Government Trust for Income
  Worldwide High Income

Tax Exempt Income

  California Insured Tax Free
  Florida Insured Tax Free Income
  High Yield Municipal
  Insured Tax Free Income
  Intermediate Term Municipal Income
  Municipal Income
  New York Tax Free Income
  Pennsylvania Tax Free Income
  Tax Free High Income

Capital Preservation and
Senior Loan Funds

  Prime Rate Income Trust
  Reserve
  Senior Floating Rate
  Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money. To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

 .  visit our web site at

   www.van-kampen.com -- to view prospectuses, select Investors' Place, then Download a Prospectus

 .  call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .  e-mail us by visiting
   www.van-kampen.com and selecting Investors' Place

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

Board of  Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* Chairman


Officers

Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Paul R. Wolkenberg*
 Vice Presidents


Investment Adviser

Van Kampen Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Distributor

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Shareholder Servicing Agent

Van Kampen Investor
Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256


Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606


Independent Accountants

PricewaterhouseCoopers LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 1998
     All rights reserved.

SM   denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

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Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181